EXHIBIT 23
                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-31587) pertaining to the Amended and Restated Stock Option Plan of Diehl Graphsoft, Inc. of our report dated August 15, 1997, with respect to the financial statements of Diehl Graphsoft, Inc. included in the Annual Report (Form 10-KSB) for the year ended May 31, 1997.

                                                   /s/ Ernst & Young LLP

Vienna, Virginia
August 15, 1997